UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West

San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 11, 2017, NuStar Logistics, L.P. (“Logistics”), a wholly-owned subsidiary of NuStar Energy L.P. (the “Partnership”), and the Partnership entered into a Membership Interest Purchase and Sale Agreement (the “Acquisition Agreement”) with FR Navigator Holdings LLC, pursuant to which Logistics agreed to acquire (the “Acquisition”) all of the issued and outstanding limited liability company interests in Navigator Energy Services, LLC (“Navigator”). Navigator owns and operates crude oil transportation, pipeline gathering and storage assets located in the Midland Basin of West Texas.

The Acquisition closed on May 4, 2017. The aggregate purchase price for the Acquisition was approximately $1.475 billion. The transaction was financed through a combination of the net proceeds received by the Partnership and Logistics from the Partnership’s recently closed common and preferred unit offerings and Logistics’ recently closed senior notes offering.

The Acquisition Agreement is incorporated by reference as Exhibit 2.1 hereto.

Item 7.01. Regulation FD Disclosure.

On May 4, 2017, the Partnership issued a press release announcing the closing of the Acquisition. The press release related to this announcement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The Partnership will file by amendment to this Current Report on Form 8-K the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The Partnership will file by amendment to this Current Report on Form 8-K the pro forma financial information required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*+	Membership Interest Purchase and Sale Agreement, dated April 11, 2017, by and between NuStar Logistics, L.P., NuStar Energy L.P. and FR Navigator Holdings LLC (incorporated by reference herein to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed April 11, 2017 (File No. 001-16417))

99.1	Press Release of NuStar Energy L.P., dated May 4, 2017

+	Incorporated by reference.
*	Schedules and similar attachments to the Membership Interest Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: May 4, 2017	By:	/s/ Amy L. Perry
		Name:	Amy L. Perry
		Title:	Senior Vice President, General Counsel - Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

(d)	Exhibits

Exhibit No.	Description

2.1*+	Membership Interest Purchase and Sale Agreement, dated April 11, 2017, by and between NuStar Logistics, L.P., NuStar Energy L.P. and FR Navigator Holdings LLC (incorporated by reference herein to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed April 11, 2017 (File No. 001-16417))

99.1	Press Release of NuStar Energy L.P., dated May 4, 2017

+	Incorporated by reference.
*	Schedules and similar attachments to the Membership Interest Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Commission upon request.

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